EXHIBIT 10.1
EXECUTION VERSION

SEVENTH AMENDMENT
Dated as of August 28, 2015
to the
TRANSFER AND ADMINISTRATION AGREEMENT
Dated as of August 31, 2012
This SEVENTH AMENDMENT (this “Amendment”) dated as of August 28, 2015 is entered into among ASHLAND INC., a Kentucky corporation (“Ashland”), CVG CAPITAL III LLC, a Delaware limited liability company (“SPV”), the Originators, the Investors, Letter of Credit Issuers, Managing Agents and Administrators party hereto, and THE BANK OF NOVA SCOTIA (“Agent” or “Scotiabank”), as agent for the Investors.
RECITALS
WHEREAS, the parties hereto have entered into a certain Transfer and Administration Agreement dated as of August 31, 2012 (as amended, supplemented or otherwise modified from time to time, the “TAA”) and certain related Transaction Documents (as defined therein) in connection therewith;
WHEREAS, SunTrust Bank (“SunTrust”) has been paid in full pursuant to that certain payoff letter dated August 28, 2015 (the “SunTrust Payoff Letter”);
WHEREAS, pursuant to the SunTrust Payoff Letter, SunTrust is no longer a party to the TAA or any other Transaction Document;
WHEREAS, the parties hereto wish to amend the TAA as specified herein;
NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and in the Transaction Documents, the parties hereto agree as follows:
SECTION 1.    Definitions.  All capitalized terms not otherwise defined herein are used as defined in the Transaction Documents.
SECTION 2.   Reduction of Facility Limit. (a) Effective as of the date hereof, the Facility Limit is hereby reduced to $196,500,000.
(b)    The parties hereto hereby consent to the transactions specified in the SunTrust Payoff Letter.
SECTION 3.    Additional Amendments. The TAA is further amended hereby as follows:

3.1    The definition of “Commitment Termination Date” in the TAA is hereby replaced in its entirety with the following:
“Commitment Termination Date” means December 31, 2015, or such later date to which the Commitment Termination Date may be extended by the SPV, the Agent and the Committed Investors (in their sole discretion).

3.2    The definition of "Letter of Credit Sublimit" in the TAA is hereby replaced in its entirety with the following:
"Letter of Credit Sublimit" means, at any time, an amount equal to $196,500,000.
3.3    Schedule II to the TAA is here by amended by inserting, in appropriate alphabetical order, the definition of “AUP Reserve” as follows:
“AUP Reserve” means, as of any date of determination, 7.5% of the Net Pool Balance on such date; provided that following delivery of a report required to be delivered pursuant to Section 6.1(a)(i)(second) of this Agreement and with the unanimous consent of the Committed Investors, such consent not to be unreasonably withheld, such reserve amount shall be reduced to 0% of the Net Pool Balance.
3.4    The definition of “Required Reserves” in Schedule II to the TAA is hereby replaced in its entirety with the following:
“Required Reserves” at any time means the sum of (a) the Yield Reserve, plus (b) the Servicing Fee Reserve, plus (c) the greater of (i) the sum of the Loss Reserve Ratio and the Dilution Reserve Percentage and (ii) the Minimum Percentage, each as in effect at such time, multiplied by the Net Pool Balance on such date, plus (d) the AUP Reserve.
SECTION 4.    Representations and Warranties. Each of Ashland, Ashland Specialty Ingredients, and the SPV, as to itself, hereby represents and warrants to each of the other parties hereto as follows:
(a)    after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Potential Termination Event shall exist;
(b)    the representations and warranties of such Person set forth in the Transaction Documents to which it is a party (as amended hereby) are true and correct as of the date hereof (except to the extent such representations and warranties relate solely to an earlier date and then as of such earlier date); and
(c)    this Amendment constitutes the legal, valid and binding obligations of such Person enforceable against such Person in accordance with their respective terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and to the effect of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

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SECTION 5.     Pro Forma Master Servicer Report. On or prior to the date hereof, the Master Servicer shall deliver to the SPV, the Agent and each Managing Agent a pro forma Master Servicer Report as of July 31, 2015 setting forth the characteristics of the Receivables.
SECTION 6.    Renewal Fee. On the date hereof, the SPV shall pay to each Committed Investor a renewal fee of 0.05% of its respective Commitment as of the date hereof (the “Renewal Fee”).
SECTION 7.    Conditions to Effectiveness. This Amendment shall become effective as of the date hereof upon the occurrence of the following:
(a)    receipt by the Agent of:
(i)    counterparts to this Amendment duly executed by each of the parties hereto, and
(ii)    the pro forma Master Servicer Report described in Section 5 above;
(b)    payment of the Renewal Fee described in Section 6 above; and
(c)    the execution and effectiveness of the SunTrust Payoff Letter.
SECTION 8.    Costs and Expenses. The SPV hereby agrees to pay the reasonable costs and expenses of the Agent, including legal fees, in connection with this Amendment within thirty (30) days receipt of a statement therefor.
SECTION 9.    References to TAA. Upon the effectiveness of this Amendment, each reference in the TAA to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the TAA as amended hereby, and each reference to the TAA in any other document, instrument or agreement executed and/or delivered in connection with the TAA shall mean and be a reference to the TAA as amended hereby.
SECTION 10.    Severability. Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any provision hereof, and the unenforceability of any provision hereof, and the unenforceability of one or more provisions of this Amendment in one jurisdiction shall not have the effect of rendering such provision or provisions unenforceable in any other jurisdiction.
SECTION 11.    Effect of Amendment; Ratification. Except as specifically amended hereby, the Transaction Documents are hereby ratified and confirmed in all respects, and all of their provisions shall remain in full force and effect. This Amendment shall not be deemed to expressly or impliedly waive, amend, or supplement any provision of any Transaction Document other than as specifically set forth herein.
SECTION 12.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same

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instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.
SECTION 13.    Governing Law. This Amendment shall be deemed to be a contract made under and governed by the internal laws of the State of New York without giving effect to any conflicts of laws principles that would apply the substantive laws of any other jurisdiction.
SECTION 14.    Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Purchase Documents or any provision hereof or thereof.
SECTION 15.    Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

[Signature pages follow.]

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

ASHLAND INC.

By:	/s/ Eric N. Boni
Name: Eric N. Boni
Title: Vice President and Treasurer

ASHLAND SPECIALTY INGREDIENTS G.P.

By:	/s/ Lynn P. Freeman
Name: Lynn P. Freeman
Title: Vice President/Assistant Secretary and Treasurer

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

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CVG CAPITAL III LLC

By:	/s/ Asad P. Lodhi
Name: Asad P. Lodhi
Title: President

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

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LIBERTY STREET FUNDING LLC, as a Conduit Investor and an Uncommitted Investor

By:	/s/ Jill A. Russo
Name: Jill A. Russo
Title: Vice President

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

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GOTHAM FUNDING CORPORATION, as a Conduit Investor and an Uncommitted Investor

By:	/s/ David V. De Angelis
Name: David V. De Angelis
Title: Vice President

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

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THE BANK OF NOVA SCOTIA, as Agent, a Letter of Credit Issuer, a Committed Investor, a Managing Agent and an Administrator

By:	/s/ Norman Last
Name: Norman Last
Title: Managing Director

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

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THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Managing Agent and Administrator for the BTMU Investor Group

By:	/s/ Eric Williams
Name: Eric Williams
Title: Managing Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Letter of Credit Issuer and Committed Investor for the BTMU Investor Group

By:	/s/ Mark Campbell
Name: Mark Campbell
Title: Authorized Signatory

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

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PNC BANK, NATIONAL ASSOCIATION, as a Letter of Credit Issuer, a Managing Agent, and Committed Investor

By:	/s/ Michael Brown
Name: Michael Brown
Title: Senior Vice President

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